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                                                                    EXHIBIT 23.1


                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-80175) of drkoop.com, Inc. of our report dated February 15, 2000 appearing in this Annual Report on Form 10-K.


PRICEWATERHOUSECOOPERS LLP

Austin, Texas
March 30, 2000